Exhibit 99.2

Community West Bancshares

Annual Shareholder Meeting
May 24, 2012

Safe Harbor Disclosure
• This presentation contains forward-looking statements that reflect management's current views of future events and
 operations. These forward-looking statements are based on
 information currently available to the Company as of the date of this release. It is important to note that these forward-
 looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors including, but not limited to, the ability of the Company to implement its strategy and expand its lending operations, that may cause
 the actual results, performance or achievements to be
 materially different from any future results, performances or achievements expressed or implied by such forward-looking
 statements.

COMMUNITY WEST
BANCSHARES
445

COMMUNITY WEST BANCSHARES

NASDAQ: CWBC
• Community West Bank
 established in 1989 in
 Goleta, CA
• Community West
 Bancshares formed in 1996
• 5 full-service branch
 banking offices in Santa
 Barbara and Ventura
 counties
3

Santa Maria
SANTA MARIA
2615 South Miller St.
Santa Maria, CA 93455
GOLETA
5827 Hollister Ave.
Goleta, CA 93117
SANTA BARBARA
1501 State Street
Santa Barbara, CA
93101
VENTURA
1463 S. Victoria Ave.
Ventura, CA 93003
WESTLAKE VILLAGE
951 Westlake Blvd
Westlake Village, CA
91361
Goleta
Santa Barbara
Ventura
Westlake
Village
CORPORATE HEADQUARTERS
445 Pine Avenue
Goleta CA 93117
(805) 692-5821
Fax (805) 692-5835
www.communitywest.com

COMMUNITY WEST BANCSHARES

Branch Locations

About Community West Bancshares
• Three Core Business Lines:
 • Relationship Banking
 • Mortgage
 • SBA Lending
• $633 Million in assets as of 12/31/11
• Business bank with a full range of products &
 services.

Relationship Banking
• Commercial lenders and
 branch managers average 25
 years of experience
• Over 3,100 loans totaling $1.5
 Billion originated over the last
 10 years
• $188 Million loan portfolio on
 12/31/11

Mortgage Lending
• The Mortgage loan officers
 average 24 years of experience
• Over $1.5 Billon in residential
 loan originations over the last
 15 years
• Approx. $400 Million in
 manufactured housing loan
 originations over the last 10
 years

SBA Lending
• The SBA loan officers
 average 15 years of
 experience
• Approx. $650 Million in SBA
 loan originations  over the
 last 8 years
• 7a & 504 loan portfolio of
 $155 Million on 12/31/11

CWBC 2011 Results

- $(10.5) Million net loss

  +14.6 million loan provision

  +6.7 million DTA reserve

  $10.8 million core earnings

- Tier 1 leverage Capital - 8.26% - 12/31/11 (bank)
- Total Risk Based capital - 11.80% - 12/31/11 (bank)
- Earnings and capital were eroded by the high level of non-performing assets

COMMUNITY WEST BANCSHARES

First 90 Day Observations
• Staff
• Products & Services
• Pricing
• Markets
• Customers
• Culture
• Policies & Practices
• Lessons learned from portfolio performance

Performance Strengths
• 2011 Core Earnings - $10.8M (pre-provision, pre-
 DTA)
• 4.58% net interest margin
• 12.7% core deposit
 increase
• 3.24% Loan Loss
 Allowance

Bank Strengths
• Willingness of staff
• Commitment to community
 involvement (Over 22 years
 of community service)
• Market share
 opportunity
• Commitment to customer service

2012
Operational Restructuring Plan

The first step to getting anywhere is deciding you're no longer willing to stay where you are.

COMMUNITY WEST
BANCSHARES

STRATEGY ST
IMPLEMENTATION AVE

COMMUNITY WEST BANCSHARES

Optimize profit potential
• Reposition the bank
• Revisit and realign
 business initiatives

Relationship Banking	Expand Commercial & Industrial / Agribusiness loan programs
Mortgage	Serve California coastal communities with mobile home and mortgage lending
SBA	Serve the California market with government guaranteed loan programs

COMMUNITY WEST BANCSHARES

“In a Nutshell”

Business Initiatives
• Address existing market opportunities
• Identify future
 opportunities
• Develop staff and
 products to address
 opportunities

 Action Taken To-Date

• Expanded C&I and Agri-business staff
• Defined residential mortgage service areas
• Focused SBA production within California
• Increased Tier 1 and Total Risk Based Capital
• Completed a new 3 year strategic plan

2012 Goals
• Focus on credit quality
• Aggressive reduction of our non-performing
 assets
• Increase new business relationships
• Increase/expand fee based income
• Ongoing efficiency improvements
• Enhance investor relations program to provide
 improved stock liquidity
• Aggressively implement the Strategic Plan

CWB Management Team
EXECUTIVE
 MANAGEMENT TEAM
Charles G. Baltuskonis
Executive Vice President
and Chief Financial Officer
Steven A. Rosso
Executive Vice President
and Chief Credit Officer
James D. Grey
SVP / Mortgage Division
Sharon K. Brown
SVP/Human Resources Director
James K. Battaglia
SVP / SBA Division
SENIOR MANAGEMENT TEAM
Gregory S. Morrisey
SVP / Controller
Chris Lem
SVP / Compliance & Risk Mgmt.
Cynthia M. Hooper
SVP / Note & SBA Admin.
Carlyn Smith
SVP / Director of Operations
Deborah L. Scott
SVP / IT Director
Michael Phlaum
SVP / Community Banking Officer

Why Community West Bank ?
• Good location and markets
• Bank consolidations create new opportunities
• Experienced Board & Management
• Good core earnings
• Acceptable capital levels
• High insider ownership

Community West: Mission Statement
 Community West Bank is committed to
 enhancing shareholder value by
 consistently serving the business
 community with extraordinary
 customer service and competitive
 banking products throughout the
 communities we serve.

Let’s Work Together!